PIMCO ETF Trust

Supplement dated July 6, 2022 to the Statement of Additional Information (the “SAI”)

dated November 1, 2021, as supplemented from time to time

Disclosure Related to the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

(each, a “Fund” and together, the “Funds”)

Effective immediately, the Funds are jointly and primarily managed by Matt Dorsten, Amit Agrawal and Tanuj Dora.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective July 6, 2022, the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund are jointly and primarily managed by Matt Dorsten, Amit Agrawal and Tanuj Dora.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

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